UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 3, 2020

Option Care Health, Inc.

(Exact name of registrant specified in its charter)

Delaware	001-11993	05-0489664
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
Of Incorporation)	File Number)	Identification No.)

3000 Lakeside Dr. Suite 300N, Bannockburn, IL 60015
(Address of principal executive offices, including zip code)

(312) 940-2443

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	OPCH	Nasdaq Global Select Market

Item 3.03	Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information regarding the reverse stock split contained in Item 5.03 and Item 8.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 30, 2020, as approved as described below under Item 8.01, Option Care Health, Inc. (the “Company”) filed a certificate of amendment to its certificate of incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware to effect a reverse stock split of the Company’s common stock at a ratio of 1-for-4, effective on February 3, 2020.

The Certificate of Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 8.01	Other Events.

The Company’s board of directors has determined to set the reverse stock split ratio at 1-for-4. The effective date of the reverse stock split is February 3, 2020. The shares began trading on a split-adjusted basis at market open on February 3, 2020.

Upon the effectiveness of the reverse stock split on February 3, 2020, every four shares of the issued and outstanding shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), were automatically combined and reclassified into one issued and outstanding share of the Company’s Common Stock. The reverse stock split does not affect any stockholder’s ownership percentage of the Company’s Common Stock, alter the par value of the Company’s Common Stock or modify any voting rights or other terms of the Company’s Common Stock.

In connection with the reverse stock split, at the market open on February 3, 2020, the Company’s Common Stock began trading on the Nasdaq Global Select Market under the symbol “OPCH”. The Common Stock was assigned a new CUSIP number (68404L 201) and began trading on a split-adjusted basis.

On February 3, 2020, the Company issued a press release announcing the foregoing. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit Number	Description
Exhibit 3.1	Certificate of Amendment of the Certificate of Incorporation, filed January 30, 2020.

Exhibit 99.1	Press Release issued by Option Care Health, Inc., dated February 3, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 3, 2020	OPTION CARE HEALTH, INC.

	By:	/s/ Michael Shapiro
		Name:	Michael Shapiro
		Title:	Chief Financial Officer